UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 25, 2011

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Certain Officers; Election of Director

On October 25, 2011, IBM announced that Virginia M. Rometty has been elected president and chief executive officer of the company, effective January 1, 2012.  She was also elected a member of the IBM board of directors, effective January 1, 2012.  Ms. Rometty is currently IBM senior vice president and group executive for sales, marketing and strategy.  The press release is Exhibit 99.1 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

                             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 26, 2011

	By:	/s/ Andrew Bonzani
Andrew Bonzani
Vice President,
Assistant General Counsel &
Secretary